UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TECH DATA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
TECH DATA CORPORATION	Meeting Type:	Annual
	For holders as of:	04/02/09
	Date: 06/10/09	Time: 3:00 p.m. EDT
	Location:	Tech Data Corporation
Raymund Center
5350 Tech Data Drive
Clearwater, FL 33760
You are receiving this communication because you hold shares in the company named above.

TECH DATA CORPORATION P.O. BOX 6260 CLEARWATER, FL 33758	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/27/09.

— How To Vote — Please Choose One of the Following Voting Methods
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card that can be completed and mailed.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items
THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL DIRECTOR
NOMINEES.

1.	To elect three directors to serve for a three-year term expiring at the 2012 Annual Meeting of Shareholders.

Nominees:
01) Kathleen Misunas
02) Thomas I. Morgan
03) Steven A. Raymund

2.	To approve an amendment to the Company’s Articles of Incorporation to allow for nominees for director to be elected by majority vote in uncontested elections.

3.	To ratify the selection by the Audit Committee of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2010.

4.	To vote, on an advisory basis, for the compensation awarded to the named executive officers for the fiscal year ended January 31, 2009.

5.	To approve the 2009 Equity Incentive Plan.

6.	To transact such other business as may properly come before the Annual meeting or any adjournment thereof.
THE BOARD RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED ABOVE.